______________________________________________________________________

                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.   20549

                              _______________

                                 FORM 8-K

                      PURSUANT TO SECTION 13 OR 15(d)
                                  OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              _______________

    Date of Report (date of earliest event reported):  January 20, 2000
                              _______________

                 FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC.
          (Exact name of registrant as specified in its charter)

         Delaware                    0-21852                 94-3123210
(State of other jurisdiction  (Commission File Number)    (I.R.S. Employer
    of incorporation)                                    Identification No.)

            1265 Naperville Drive, Romeoville, Illinois  60446
                 (Address of principal executive offices)


                 (630) 759.7666/(630) 759.1744 (Facsimile)
    (Registrant's telephone and facsimile numbers, including area code)

  _______________________________________________________________________

  ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

       Not Applicable.

  ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

       Not Applicable.

  ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

       On January 20, 2000, Franklin Ophthalmic Instruments Co., Inc. (the "Company") filed a petition for relief under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division. The Company elected to liquidate for the benefit of creditors and dissolve its business as a result of the termination of a Forebearance Agreement (the "Agreement") between the Company and Harris Trust and Savings Bank ("Harris Bank"). The case is pending under case number 00 B 01851 and is before the Honorable Joan Humphry Lefkow. The Company's bankruptcy counsel is Matthew T. Gensburg and Keith J. Shapiro of the Chicago office of the law firm of Greenberg Traurig.

       The Company and Harris Bank had entered into a Forebearance Agreement ("Agreement") effective November 29, 1999 in which Harris Bank would forebear its rights and remedies with respect to existing defaults for a period of time not to exceed March 31, 2000. Pursuant to the Agreement, the Company had agreed to liquidate through operations its inventory and accounts receivable. During the period up to December 31, 1999, the Company had a limited budget in which to fund operations. Thereafter, expenses related to liquidation were expected to be incurred by officers of the Company in connection with provisions in the Agreement that allow for the reduction of amounts owed under personal guarantees of officers of the Company if certain projections are met. As a result of the inability for the Company to meet the terms of the financial targets, Harris notified the Company that it was exercising its rights to terminate the Agreement. As such, the Company elected to file the above mentioned petition.

       Shortly thereafter, the Company and Lombart Instrument Company of Norfolk, Virginia entered into an asset purchase agreement with the consent of Harris. The execution of this purchase agreement is conditioned upon court approval.

  ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

       Not Applicable.

  ITEM 5.   OTHER EVENTS

       Not Applicable.

  ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

       Not Applicable.

  ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial Statements.  Not Applicable.

       (b)  Pro Forma Financial Statements.  Not Applicable.

            Exhibits.
            --------
              99.03 Notice of Chapter 7 Bankruptcy Case, Meeting of Creditors & Deadlines


  ITEM 8.   CHANGE IN FISCAL YEAR.

       Not Applicable.


                                SIGNATURES

       Pursuant to requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC.



  Date: January 28, 2000              By:  /s/  Michael J. Carroll
                                      Michael J. Carroll, President & CEO